Other Current Assets and Non-Current Assets - Schedule of Other Current Assets (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Other Receivables, Net, Current [Abstract]
Value-added tax recoverable		$ 1,253	¥ 8,499		¥ 9,059
Loans to third parties	[1]	3,020	20,493		20,345
Prepayment		12,906	87,571
Deposits		396	2,689		2,600
Staff advances		182	1,234		550
Others		903	6,122		1,977
Less: Allowance for expected credit losses		(4,663)	(31,641)	$ (2,442)	(16,568)	¥ (6,337)
Other current assets		$ 13,997	¥ 94,967		¥ 17,963

[1]	In January 2023, LY New Energy, Youpin, Youxu Zibo and HN Youxu, respectively, entered into one-year loan agreements, renewed annually, with Shanghai Huazhen Construction Engineering Co., Ltd. (“SH Huazhen”), pursuant to which LY New Energy, Youpin, Youxu Zibo and HN Youxu were entitled to lend a total loan amount of RMB12,560 (US$1,769) on an interest-free basis for the working capital needs of SH Huazhen. As of June 30, 2026, the outstanding balance has been fully provided for impairment. In December 2023, Youguan Financial Leasing entered into one-year loan agreements with Cao Yue, Gong Hua and He Guangquan for revolving loan quotas, each in the amount of RMB2.4 million, pursuant to which Youguan Financial Leasing was entitled to lend a total loan amount of RMB7.2 million on an interest-free basis. As of June 30, 2026, the outstanding balance has been fully provided for impairment.